SLM Private Credit Student Loan Trust 2002-A

Quarterly Servicing Report
Report Date:	5/31/2003	Reporting Period: 03/01/03-05/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		2/28/2003	Activity	5/31/2003
A	i	Portfolio Balance	$667,456,526.16	$(7,691,524.81)	$659,765,001.35
	ii	Interest to be Capitalized	16,437,126.42		17,892,755.02

	iii	Total Pool	$683,893,652.58		$677,657,756.37
	iv	Cash Capitalization Account (CI)	40,178,192.00		40,178,192.00

	v	Asset Balance	$724,071,844.58		$717,835,948.37

	i	Weighted Average Coupon (WAC)	5.105%		5.100%
	ii	Weighted Average Remaining Term	170.80		182.60
	iii	Number of Loans	69,895		69,259
	iv	Number of Borrowers	47,797		47,313
	vi	Prime Loans Outstanding	$590,485,323		$585,853,954
	vii	T-bill Loans Outstanding	$91,972,500		$90,410,844
	viii	Fixed Loans Outstanding	$1,435,829		$1,392,958
	Notes		Cusips	Spread	Balance 03/17/03	% of O/S Securities	Balance 06/16/03	% of O/S Securities
B	i	A-1 Notes	78443CAA2	0.150%	$322,601,593.02	45.471%	$316,365,696.81	44.988%
	ii	A-2 Notes	78443CAB0	0.550%	328,419,000.00	46.291%	328,419,000.00	46.702%
	iii	B Notes	78443CAC8	0.850%	23,742,000.00	3.347%	23,742,000.00	3.376%
	iv	C Notes	78443CAD6	1.700%	34,699,000.00	4.891%	34,699,000.00	4.934%

	v	Total Notes			$709,461,593.02	100.000%	$703,225,696.81	100.000%

			3/17/2003	6/16/2003
C	i	Reserve Account Balance ($)	$1,725,836.00	$1,725,836.00
	ii	Cash Capitalization Acct Balance ($)	$40,178,192.00	$40,178,192.00
	iii	Initial Asset Balance	$730,512,578.11	$730,512,578.11
	iv	Specified Overcollateralization Amount	$14,610,251.56	$14,610,251.56
	v	Has the Stepdown Date Occurred?*	No	No

*
The Stepdown Date is the earlier of the distribution date following the reduction of the Class A Notes to zero, or September 17, 2007. At the Stepdown Date, principal payments made on the Class B and Class C Notes may begin to be paid pro-rata with the Class A Notes.

See the prospectus for complete information concerning the Stepdown Date.

1

II.    2002-A    Transactions from:    3/1/2003 through:    5/31/2003

A	Student Loan Principal Activity
	i	Principal Payments Received	$10,022,821.21
	ii	Purchases by Servicer (Delinquencies ›180)	384,621.89
	iii	Other Servicer Reimbursements	11,164.22
	iv	Seller Reimbursements	(3,814.18)

	v	Total Principal Collections	$10,414,793.14
B	Student Loan Non-Cash Principal Activity
	i	Realized Losses/Loans Charged Off	$—
	ii	Capitalized Interest	(1,388,563.67)
	iii	Capitalized Insurance Fee	(250,766.36)
	iv	Other Adjustments	(1,083,938.30)

	v	Total Non-Cash Principal Activity	$(2,723,268.33)
C	Total Student Loan Principal Activity		$7,691,524.81

D	Student Loan Interest Activity
	i	Interest Payments Received	$4,461,556.77
	ii	Purchases by Servicer (Delinquencies ›180)	4,319.12
	iii	Other Servicer Reimbursements	137.90
	iv	Seller Reimbursements	1,145.56
	v	Late Fees	59,880.28
	vi	Collection Fees	0.00

	vii	Total Interest Collections	$4,527,039.63
E	Student Loan Non-Cash Interest Activity
	i	Realized Losses/Loans Charged Off	$—
	ii	Capitalized Interest	1,388,563.67
	iii	Other Interest Adjustments	1,031,166.63

	iv	Total Non-Cash Interest Adjustments	$2,419,730.30
F	Total Student Loan Interest Activity		$6,946,769.93

2

III.    2002-A    Collection Account Activity    3/1/2003 through    5/31/2003

A	Principal Collections
	i	Principal Payments Received	$10,022,821.21
	ii	Purchases by Servicer (Delinquencies > 180)	384,621.89
	iii	Other Servicer Reimbursements	11,164.22
	iv	Seller Reimbursements	(3,814.18)

	v	Total Principal Collections	$10,414,793.14
B	Interest Collections
	i	Interest Payments Received	$4,461,556.77
	ii	Purchases by Servicer (Delinquencies > 180)	4,319.12
	iii	Other Servicer Reimbursements	137.90
	iv	Seller Reimbursements	1,145.56
	v	Late Fees	59,880.28
	vi	Collection Fees	—

	vii	Total Interest Collections	$4,527,039.63
C	Recoveries on Realized Losses		$—
D	Amount from Cash Capitalizaton Account		$—
E	Funds Borrowed from Next Collection Period		$—
F	Funds Repaid from Prior Collection Periods		$—
G	Investment Income
	i	Collection Account	$25,802.25
	ii	Reserve Account	4,977.90
	iii	Cash Capitalization Account	115,887.99
	iv	Principal Distribution Account	—
	v	Administrator Account	—

	vi	Total Investment Income	$146,668.14
H	Borrower Incentive Reimbursements		$55,394.77
I	Gross Swap Receipt		$1,878,829.98
	TOTAL FUNDS RECEIVED		$17,022,725.66
	LESS FUNDS PREVIOUSLY REMITTED:
	Servicing Fees		$(777,211.47)

J	TOTAL AVAILABLE FUNDS		$16,245,514.19

K	Servicing Fees Due for Current Period		$385,762.80
	Less: Servicing ADJ [A iii + B iii]		$(11,302.12)
L	Carryover Servicing Fees Due		$—
M	Administration Fees Due		$20,000.00

N	Total Fees Due for Period		$394,460.68

3

IV.    2002-A    Loss and Recovery Detail    5/31/2003

A	i	Cumulative Realized Losses Test	% of Pool		2/28/2003	5/31/2003
		December 16, 2002 to September 15, 2007	15%		$103,550,157.90	$103,550,157.90
		December 17, 2007 to September 15, 2010	18%
		December 15, 2010 and thereafter	20%
	ii	Cumulative Realized Losses (Net of Recoveries)			$0.00	$0.00
	iii	Is Test Satisfied (ii ‹ i)?		Yes
B	i	Recoveries on Realized Losses This Collection Period
	ii	Principal Cash Recovered During Collection Period			$0.00	$0.00
	iii	Interest Cash Recovered During Collection Period			$0.00	$0.00
	iv	Late Fees and Collection Costs Recovered During Collection Period			$0.00	$0.00
	v	Total Recoveries for Period			$0.00	$0.00
C	i	Gross Defaults:
	ii	Cumulative Principal Purchases by Servicer			$485,091.18	$869,713.07
	iii	Cumulative Interest Purchases by Servicer			$14,565.60	$18,884.72

	iv	Total Gross Defaults:			$499,656.78	$888,597.79

4

V.    2002-A    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%		Principal Amount		%
STATUS
	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003
INTERIM:
In School	4.917%	4.975%	12,558	8,801	17.967%	12.708%	$126,141,077.04	$84,416,925.62	18.899%	12.795%
Grace	4.853%	4.822%	3,509	6,239	5.020%	9.008%	$32,438,353.13	$62,866,388.34	4.860%	9.529%

TOTAL INTERIM	4.904%	4.909%	16,067	15,040	22.987%	21.716%	$158,579,430.17	$147,283,313.96	23.759%	22.324%

REPAYMENT
Active
Current	5.108%	5.052%	39,459	40,311	56.455%	58.203%	$374,749,113.27	$380,395,756.54	56.146%	57.657%
31-60 Days Delinquent	5.767%	5.849%	1,302	892	1.863%	1.288%	$11,287,474.09	$7,455,399.10	1.691%	1.130%
61-90 Days Delinquent	5.520%	5.990%	765	511	1.094%	0.738%	$6,832,286.46	$4,542,157.83	1.024%	0.688%
91-120 Days Delinquent	6.802%	6.151%	149	242	0.213%	0.349%	$1,188,190.71	$2,240,510.67	0.178%	0.340%
121-150 Days Delinquent	7.228%	6.079%	94	138	0.134%	0.199%	$762,396.70	$1,232,193.77	0.114%	0.187%
151-180 Days Delinquent	5.942%	5.646%	21	8	0.030%	0.012%	$172,943.91	$93,336.03	0.026%	0.014%
> 180 Days Delinquent	0.000%	0.000%	—	—	0.000%	0.000%	$—	$0.00	0.000%	0.000%
Deferment	4.239%	4.174%	1,138	1,115	1.628%	1.610%	$15,661,809.74	$15,510,414.63	2.346%	2.351%
Forbearance	5.438%	5.599%	10,900	11,002	15.595%	15.885%	$98,222,881.11	$101,011,918.82	14.716%	15.310%

TOTAL REPAYMENT	5.173%	5.160%	53,828	54,219	77.013%	78.284%	$508,877,095.99	$512,481,687.39	76.241%	77.677%

GRAND TOTAL	5.105%	5.100%	69,895	69,259	100.000%	100.000%	$667,456,526.16	$659,765,001.35	100.000%	100.001%

*
Percentages may not total 100% due to rounding

5

VI.    2002-A    Portfolio Characteristics by School and Program

LOAN TYPE	WAC	# Loans	$ Amount	%
-Signature Loans	5.234%	40,712	$330,615,649.00	50.111%
-Law Loans	5.452%	13,231	134,385,768.21	20.369%
-Med Loans	4.550%	8,709	95,307,365.51	14.446%
-MBA Loans	4.728%	6,607	99,456,218.63	15.074%

-Total	5.100%	69,259	$659,765,001.35	100.000%

*
Percentages may not total 100% due to rounding

6

VII.    2002-A    Swap

Swap Payments
		Swap Calculation
i	Notional Swap Amount - Aggregate Prime Loans Outstanding	590,485,323
Counterparty Pays:
ii	3 Month Libor	1.25875%
iii	Gross Swap Receipt Due Trust	$1,878,829.98
iv	Days in Period 3/17/2003 6/16/2003	91
SLM Private Credit Trust Pays:
v	Prime Rate (WSJ) Less 2.7000%	1.55000%
vi	Gross Swap Payment Due Counterparty	$2,306,937.18
vii	Days in Period 3/15/2003 6/15/2003	92

VIII.    2002-A    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.003561007	(3/17/03 - 06/16/03)	1.40875%
B	Class A-2 Interest Rate	0.004572118	(3/17/03 - 06/16/03)	1.80875%
C	Class B Interest Rate	0.005330451	(3/17/03 - 06/16/03)	2.10875%
D	Class C Interest Rate	0.007479063	(3/17/03 - 06/16/03)	2.95875%

7

IX.    2002-A    Inputs From Prior Data    02/28/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$667,456,526.16
	ii	Interest To Be Capitalized	16,437,126.42

	iii	Total Pool	$683,893,652.58
	iv	Cash Capitalization Account (CI)	40,178,192.00

	v	Asset Balance	$724,071,844.58

B	Total Note and Certificate Factor		0.97606360650
C	Total Note Balance		$709,461,593.02
D	Note Balance 3/17/2003		Class A-1	Class A-2	Class B	Class C
	i	Current Factor	0.9488282148	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$322,601,593.02	$328,419,000.00	$23,742,000.00	$34,699,000.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00
H	Unpaid Primary Servicing Fees from Prior Month(s)					$0.00
I	Unpaid Administration fees from Prior Quarter(s)					$0.00
J	Unpaid Carryover Servicing Fees from Prior Quarter(s)					$0.00

8

X.    2002-A    Note Parity Triggers

		Class A	Class B	Class C
Notes Outstanding	3/17/03	$651,020,593	$674,762,593	$709,461,593
Asset Balance	2/28/03	$724,071,845	$724,071,845	$724,071,845
Pool Balance	5/31/03	$677,657,756	$677,657,756	$677,657,756
Amounts on Deposit*	6/16/03	51,071,951	50,945,396	50,685,880
Total		$728,729,707	$728,603,152	$728,343,636
Are the Notes in Excess of the Asset Balance?		No	No	No
Are the Notes in Excess of the Pool + Amounts on Deposit?		No	No	No
Are the Notes Parity Triggers in Effect?		No	No	No
Class A Enhancement		$73,051,251.56
Specified Class A Enhancement		$107,675,392.26	The greater of 15% of the Asset Balance or the Specified Overcollateralization Amount
Class B Enhancement		$49,309,251.56
Specified Class B Enhancement		$72,680,889.77	The greater of 10.125% of the Asset Balance or the Specified Overcollateralization Amount
Class C Enhancement		$14,610,251.56
Specified Class C Enhancement		$21,535,078.45	The greater of 3% of the Asset Balance or the Specified Overcollateralization Amount

*
Amounts on Deposit in Trust Accounts for the Collection Period after Payment of Section XII Items B through E for the Class A, B through G for the Class B and B through I for the Class C

9

XI.    2002-A    Principal Distribution Calculations

Priority Principal Payments (If Note Parity Triggers are not in effect, go to Regular Principal Distribution below):
i	Is the Class A Note Parity Trigger in Effect?		No
ii	Aggregate A Notes Outstanding	3/17/2003	$651,020,593.02
iii	Asset Balance	5/31/2003	$717,835,948.37

iv	First Priority Principal Distribution Amount	6/16/2003	$—
v	Is the Class B Note Parity Trigger in Effect?		No
vi	Aggregate A and B Notes Outstanding	3/17/2003	$674,762,593.02
vii	Asset Balance	5/31/2003	$717,835,948.37
viii	First Priority Principal Distribution Amount	6/16/2003	$—

ix	Second Priority Principal Distribution Amount	6/16/2003	$—
x	Is the Class C Note Parity Trigger in Effect?		No
xi	Aggregate A, B and C Notes Outstanding	3/17/2003	$709,461,593.02
xii	Asset Balance	5/31/2003	$717,835,948.37
xiii	First Priority Principal Distribution Amount	6/16/2003	$—
xiv	Second Priority Principal Distribution Amount	6/16/2003	$—

xv	Third Priority Principal Distribution Amount	6/16/2003	$—
Regular Principal Distribution
i	Aggregate Notes Outstanding	3/17/2003	$709,461,593.02
ii	Asset Balance	5/31/2003	$717,835,948.37
iii	Specified Overcollateralization Amount	6/16/2003	$14,610,251.56
iv	First Priority Principal Distribution Amount	6/16/2003	$—
v	Second Priority Principal Distribution Amount	6/16/2003	$—
vi	Third Priority Principal Distribution Amount	6/16/2003	$—
vii	Regular Principal Distribution Amount		$6,235,896.21
Class A Noteholders' Principal Distribution Amounts
i	Has the Stepdown Date Occurred?		No
ii	Asset Balance	5/31/2003	$717,835,948.37
iii	85% of Asset Balance	5/31/2003	$610,160,556.11
iv	Specified Overcollateralization Amount	6/16/2003	$14,610,251.56
v	Lesser of (iii) and (ii - iv)		$610,160,556.11
vi	Class A Noteholders' Principal Distribution Amt—Before the Stepdown Date		$6,235,896.21
vii	Class A Noteholders' Principal Distribution Amt—After the Stepdown Date		$—
Class B Noteholders' Principal Distribution Amounts
i	Has the Stepdown Date Occurred?		No
ii	Asset Balance	5/31/2003	$717,835,948.37
iii	89.875% of Asset Balance	5/31/2003	$645,155,058.60
iv	Specified Overcollateralization Amount	6/16/2003	$14,610,251.56
v	Lesser of (iii) and (ii - iv)		$645,155,058.60
vi	Class B Noteholders' Principal Distribution Amt—Before the Stepdown Date		$—
vii	Class B Noteholders' Principal Distribution Amt—After the Stepdown Date		$—
Class C Noteholders' Principal Distribution Amounts
i	Has the Stepdown Date Occurred?		No
ii	Asset Balance	5/31/2003	$717,835,948.37
iii	97% of Asset Balance	5/31/2003	$696,300,869.92
iv	Specified Overcollateralization Amount	6/16/2003	$14,610,251.56
v	Lesser of (iii) and (ii - iv)		$696,300,869.92
vi	Class C Noteholders' Principal Distribution Amt—Before the Stepdown Date		$—
vii	Class C Noteholders' Principal Distribution Amt—After the Stepdown Date		$—

10

XII.    2002-A    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds (Sections III-F + VI-D + VI-G-v + X-G-vii)		$16,245,514.19	$16,245,514.19
B	Primary Servicing Fees—Current Month plus any Unpaid		$374,460.68	$15,871,053.51
C	Quarterly Administration Fee plus any Unpaid		$20,000.00	$15,851,053.51
D	Gross Swap Payment		$2,306,937.18	$13,544,116.33
E	i	Class A-1 Noteholders' Interest Distribution Amount	$1,148,786.51	$12,395,329.82
	ii	Class A-2 Noteholders' Interest Distribution Amount	$1,501,570.44	$10,893,759.38
F	First Priority Principal Distribution Amount—Principal Distribution Account		$0.00	$10,893,759.38
G	Class B Noteholders' Interest Distribuition Amount		$126,555.58	$10,767,203.80
H	Second Priority Principal Distribution Amount—Principal Distribution Account		$0.00	$10,767,203.80
I	Class C Noteholders' Interest Distribuition Amount		$259,515.99	$10,507,687.81
J	Third Priority Principal Distribution Amount—Principal Distribution Account		$0.00	$10,507,687.81
K	Increase to the Specified Reserve Account Balance		$0.00	$10,507,687.81
L	Regular Principal Distribution Amount—Principal Distribution Account		$6,235,896.21	$4,271,791.60
M	Carryover Servicing Fees		$0.00	$4,271,791.60
N	Swap Termination Payments		$—	$4,271,791.60
O	Additional Principal Distribution Amount—Principal Distribution Account		$0.00	$4,271,791.60
P	Remaining Funds to the Certificateholders		$4,271,791.60	$0.00

11

XIII.    2002-A    Principal Distribution Account Allocations

				Remaining Funds Balance
A	Total from Collection Account		$6,235,896.21	$6,235,896.21
B	i	Class A-1 Principal Distribution Amount Paid	$6,235,896.21	$0.00
	ii	Class A-2 Principal Distribution Amount Paid	$0.00	$0.00
C	Class B Principal Distribution Amount Paid		$0.00	$0.00
D	Class C Principal Distribution Amount Paid		$0.00	$0.00
E	Remaining Class C Distribution Paid		$0.00	$0.00
F	Remaining Class B Distribution Paid		$0.00	$0.00
G	i	Remaining Class A-1 Distribution Paid	$0.00	$0.00
	ii	Remaining Class A-2 Distribution Paid	$0.00	$0.00

12

XIV.    2002-A Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class B	Class C
	i	Quarterly Interest Due	$1,148,786.51	$1,501,570.44	$126,555.58	$259,515.99
	ii	Quarterly Interest Paid	1,148,786.51	1,501,570.44	126,555.58	259,515.99

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00
	iv	Interest Carryover Due	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid	0.00	0.00	0.00	0.00

	vi	Interest Carryover	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Distribution Amount	$6,235,896.21	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	6,235,896.21	0.00	0.00	0.00

	ix	Difference	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$7,384,682.72	$1,501,570.44	$126,555.58	$259,515.99

B	Note Balances			3/17/2003	Paydown Factors	6/16/2003
	i	A-1 Note Balance	78443CAA2	$322,601,593.02		$316,365,696.81
		A-1 Note Pool Factor		0.9488282148	0.0183408712	0.9304873436
	ii	A-2 Note Balance	78443CAB0	$328,419,000.00		$328,419,000.00
		A-2 Note Pool Factor		1.0000000000	0.0000000000	1.0000000000
	iii	B Note Balance	78443CAC8	$23,742,000.00		$23,742,000.00
		B Note Pool Factor		1.0000000000	0.0000000000	1.0000000000
	iv	C Note Balance	78443CAD6	$34,699,000.00		$34,699,000.00
		C Note Pool Factor		1.0000000000	0.0000000000	1.0000000000

13

XV.    2002-A    Historical Pool Information

		03/01/03-05/31/03	12/01/02-02/28/03	8/26/02-11/30/02
Beginning Student Loan Portfolio Balance		$667,456,526.16	$669,262,882.23	$663,415,806.01

Student Loan Principal Activity
i	Principal Payments Received	$10,022,821.21	$11,394,325.87	$9,045,364.96
ii	Purchases by Servicer (Delinquencies ›180)	384,621.89	439,757.44	45,333.74
iii	Other Servicer Reimbursements	11,164.22	421.46	85.42
iv	Seller Reimbursements	(3,814.18)	3,407.85	166,322.44

v	Total Principal Collections	$10,414,793.14	$11,837,912.62	$9,257,106.56
Student Loan Non-Cash Principal Activity
i	Realized Losses/Loans Charged Off	$—	$—	$—
ii	Capitalized Interest	(1,388,563.67)	(8,501,240.03)	(13,326,412.85)
iii	Capitalized Insurance Fee	$(250,766.36)	$(1,337,764.97)	$(1,706,229.57)
iv	Other Adjustments	(1,083,938.30)	(192,551.55)	(71,540.36)

v	Total Non-Cash Principal Activity	$(2,723,268.33)	$(10,031,556.55)	$(15,104,182.78)
(-) Total Student Loan Principal Activity		$7,691,524.81	$1,806,356.07	$(5,847,076.22)

Student Loan Interest Activity
i	Interest Payments Received	$4,461,556.77	$4,461,112.38	$3,704,616.78
ii	Repurchases by Servicer (Delinquencies ›180)	4,319.12	13,763.73	801.87
iii	Other Servicer Reimbursements	137.90	178.06	14.58
iv	Seller Reimbursements	1,145.56	(105.11)	10,055.09
v	Late Fees	59,880.28	58,477.07	53,062.07
vi	Collection Fees	—	—	—

viii	Total Interest Collections	4,527,039.63	4,533,426.13	3,768,550.39
Student Loan Non-Cash Interest Activity
i	Realized Losses/Loans Charged Off	$—	$—	$—
ii	Capitalized Interest	1,388,563.67	8,501,240.03	13,326,412.85
iii	Other Interest Adjustments	1,031,166.63	106,611.19	67,264.86

iv	Total Non-Cash Interest Adjustments	$2,419,730.30	$8,607,851.22	$13,393,677.71

v	Total Student Loan Interest Activity	$6,946,769.93	$13,141,277.35	$17,162,228.10
(=) Ending Student Loan Portfolio Balance		$659,765,001.35	$667,456,526.16	$669,262,882.23

(+) Interest to be Capitalized		$17,892,755.02	$16,437,126.42	$21,024,060.14

(=) TOTAL POOL		$677,657,756.37	$683,893,652.58	$690,286,942.37

(+) Cash Capitalization Account Balance (CI)		$40,178,192.00	$40,178,192.00	$40,178,192.00

(=) Asset Balance		$717,835,948.37	$724,071,844.58	$730,465,134.37

14

XVI.    2002-A    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Dec-02	$690,286,942	2.47%
Mar-03	$683,893,653	2.55%
Jun-03	$677,657,756	2.19%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

15

SLM Private Credit Student Loan Trust 2003-A

Quarterly Servicing Report
Report Date:	5/31/2003	Reporting Period: 01/27/03-05/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		1/27/2003	Activity	5/31/2003
A	i	Portfolio Balance	$965,794,008.71	$(14,933,126.14)	$950,860,882.57
	ii	Interest to be Capitalized	39,386,170.21		45,954,342.67

	iii	Total Pool	$1,005,180,178.92		$996,815,225.24
	iv	Cash Capitalization Account (CI)	58,502,550.00		58,502,550.00

	v	Asset Balance	$1,063,682,728.92		$1,055,317,775.24

	i	Weighted Average Coupon (WAC)	5.069%		5.012%
	ii	Weighted Average Remaining Term	177.02		174.13
	iii	Number of Loans	122,161		120,967
	iv	Number of Borrowers	77,197		76,503
	vi	Prime Loans Outstanding	$696,018,710		$701,552,123
	vii	T-bill Loans Outstanding	$301,294,062		$288,268,587
	viii	Fixed Loans Outstanding	$7,867,407		$6,994,515
	Notes		Cusips	Spread	Balance 03/13/03	% of O/S Securities	Balance 06/16/03	% of O/S Securities
B	i	A-1 Notes	78443CAE4	0.110%	$500,071,000.00	47.368%	$478,408,120.66	46.266%
	ii	A-2 Notes	78443CAF1	0.440%	320,000,000.00	30.311%	320,000,000.00	30.946%
	iii	A-3 ARS	78443CAJ3	ARS	76,600,000.00	7.256%	76,600,000.00	7.408%
	iv	A-4 ARS	78443CAK0	ARS	76,600,000.00	7.256%	76,600,000.00	7.408%
	v	B Notes	78443CAG9	0.750%	34,570,000.00	3.275%	34,570,000.00	3.343%
	vi	C Notes	78443CAH7	1.600%	47,866,000.00	4.534%	47,866,000.00	4.629%

	vii	Total Notes			$1,055,707,000.00	100.000%	$1,034,044,120.66	100.000%

			3/13/2003	6/16/2003
C	i	Reserve Account Balance ($)	$2,512,950.00	$2,512,950.00
	ii	Cash Capitalization Acct Balance ($)	$58,502,550.00	$58,502,550.00
	iii	Initial Asset Balance	$1,063,682,728.92	$1,063,682,728.92
	iv	Specified Overcollateralization Amount	$21,273,654.58	$21,273,654.58
	v	Has the Stepdown Date Occurred?*	No	No

*
The Stepdown Date is the earlier of the distribution date following the reduction of the Class A Notes to zero, or March 17, 2008. At the Stepdown Date, principal payments made on the Class B and Class C Notes may begin to be paid pro-rata with the Class A Notes.

See the prospectus for complete information concerning the Stepdown Date.

II.    2003-A    Transactions from:    1/28/2003 through:    5/31/2003

A	Student Loan Principal Activity
	i	Principal Payments Received	$19,739,960.28
	ii	Purchases by Servicer (Delinquencies ›180)	79,002.74
	iii	Other Servicer Reimbursements	41.49
	iv	Seller Reimbursements	134,675.22

	v	Total Principal Collections	$19,953,679.73
B	Student Loan Non-Cash Principal Activity
	i	Realized Losses/Loans Charged Off	$0.00
	ii	Capitalized Interest	(4,391,385.55)
	iii	Capitalized Insurance Fee	(458,815.65)
	iv	Other Adjustments	(170,352.39)

	v	Total Non-Cash Principal Activity	$(5,020,553.59)
C	Total Student Loan Principal Activity		$14,933,126.14

D	Student Loan Interest Activity
	i	Interest Payments Received	$7,321,995.25
	ii	Purchases by Servicer (Delinquencies ›180)	5,216.47
	iii	Other Servicer Reimbursements	0.07
	iv	Seller Reimbursements	8,882.55
	v	Late Fees	69,417.72
	vi	Collection Fees	0.00

	vii	Total Interest Collections	$7,405,512.06
E	Student Loan Non-Cash Interest Activity
	i	Realized Losses/Loans Charged Off	$0.00
	ii	Capitalized Interest	4,391,385.55
	iii	Other Interest Adjustments	(11,117.42)

	iv	Total Non-Cash Interest Adjustments	$4,380,268.13
F	Total Student Loan Interest Activity		$11,785,780.19

III.    2003-A    Collection Account Activity    1/28/2003 through    5/31/2003

A	Principal Collections
	i	Principal Payments Received	$19,739,960.28
	ii	Purchases by Servicer (Delinquencies > 180)	79,002.74
	iii	Other Servicer Reimbursements	41.49
	iv	Seller Reimbursements	134,675.22

	v	Total Principal Collections	$19,953,679.73
B	Interest Collections
	i	Interest Payments Received	$7,321,995.25
	ii	Purchases by Servicer (Delinquencies > 180)	5,216.47
	iii	Other Servicer Reimbursements	0.07
	iv	Seller Reimbursements	8,882.55
	v	Late Fees	69,417.72
	vi	Collection Fees	—

	vii	Total Interest Collections	$7,405,512.06
C	Recoveries on Realized Losses		$—
D	Amount from Cash Capitalizaton Account		$—
E	Funds Borrowed from Next Collection Period		$447,037.83
F	Funds Repaid from Prior Collection Periods		$—
G	Investment Income
	i	Collection Account	$24,962.15
	ii	Reserve Account	$6,236.10
	iii	Cash Capitalization Account	145,179.61
	iv	Principal Distribution Account	$8,657.29
	v	Administrator Account	10,445.40

	vi	Total Investment Income	$195,480.55
H	Borrower Incentive Reimbursements		$80,135.41
I	Interest Rate Cap Proceeds
I	Gross Swap Receipt		$2,257,893.40
	TOTAL FUNDS RECEIVED		$30,339,738.98
	LESS FUNDS PREVIOUSLY REMITTED:
	i	Servicing Fees	$(686,981.72)
	ii	ARS related fees, payments, and accruals (IV-A-v + IV-B-v)	$(542,875.91)
J	TOTAL AVAILABLE FUNDS		$29,109,881.35

K	Servicing Fees Due for Current Period		$772,385.93
		Less: Servicing ADJ [A iii + B iii]	$(41.56)
L	Carryover Servicing Fees Due		$—
M	Administration Fees Due		$20,000.00
N	Total Fees Due for Period		$792,344.37

IV 2003-A    Auction Rate Security Detail

A	Auction Rate Securities Paid During Collection Period
		Payment Date	Security Description	Interest Rate	No. of Days	Start Date	End Date	Interest Payment
	i	04/17/2003	SLMPC TRUST 2003A A3	1.280000%	35	03/13/2003	04/17/2003	95,324.44
		04/30/2003	SLMPC TRUST 2003A A4	1.260000%	48	03/13/2003	04/30/2003	128,688.00
		05/15/2003	SLMPC TRUST 2003A A3	1.300000%	28	04/17/2003	05/15/2003	77,451.12
		05/28/2003	SLMPC TRUST 2003A A4	1.300000%	28	04/30/2003	05/28/2003	77,451.11
	ii	Auction Rate Security Payments Made During Collection Period						$378,914.67
	iii	Broker/Dealer Fees Paid During Collection Period		1/27/03-05/31/03				$71,067.79
	iv	Auction Agent Fees Paid During Collection Period		1/27/03-05/31/03				$3,020.37

	v	Total Payments Out of Future Distribution Account During Collection Period						$453,002.83

B	Payments Set Aside During Collection Period for Future Distributions
		Payment Date	Security Description	Interest Rate	No. of Days	Start Date	End Date	Interest Payment
	i	6/12/2003	SLMPC TRUST 2003A A3	1.300000%	28	05/15/2003	6/12/2003	77,451.11
	ii		Future Auction Rate Security Payments Set Aside					$77,451.11
	iii		Future Broker Dealer Fees Set Aside for Payment					$11,915.56
	iv		Future Auction Agent Fees Set Aside for Payment					$506.41
			Less: Auction Rate Security Payments and Fees due on the Distribution Date					$—
	v		Total Funds Remaining in Future Distribution Account					$89,873.08

V.    2003-A    Loss and Recovery Detail    5/31/2003

A	i	Cumulative Realized Losses Test	% of Original Pool		1/27/2003	5/31/2003
		June 16, 2003 to March 17, 2008	15%		$150,777,026.84	$150,777,026.84
		June 16, 2008 to March 15, 2011	18%
		June ,15, 2011 and thereafter	20%
	ii	Cumulative Realized Losses (Net of Recoveries)			$0.00	$0.00
	iii	Is Test Satisfied (ii ‹ i)?		Yes
B	i	Recoveries on Realized Losses This Collection Period
	ii	Principal Cash Recovered During Collection Period			$0.00	$0.00
	iii	Interest Cash Recovered During Collection Period			$0.00	$0.00
	iv	Late Fees and Collection Costs Recovered During Collection Period			$0.00	$0.00
	v	Total Recoveries for Period			$0.00	$0.00
C	i	Gross Defaults:
	ii	Cumulative Principal Purchases by Servicer			$0.00	$79,002.74
	iii	Cumulative Interest Purchases by Servicer			$0.00	$5,216.47

	iv	Total Gross Defaults:			$0.00	$84,219.21

VI.    2003-A    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%		Principal Amount		%
STATUS
	1/27/2003	5/31/2003	1/27/2003	5/31/2003	1/27/2003	5/31/2003	1/27/2003	5/31/2003	1/27/2003	5/31/2003
INTERIM:
In School	4.976%	4.972%	54,292	42,877	44.443%	35.446%	$443,109,521.63	$348,091,897.08	45.880%	36.608%
Grace	5.541%	5.142%	8,532	15,670	6.984%	12.954%	$68,082,953.20	$125,864,408.67	7.049%	13.237%
TOTAL INTERIM	5.052%	5.017%	62,824	58,547	51.427%	48.400%	$511,192,474.83	$473,956,305.75	52.930%	49.845%

REPAYMENT
Active
Current	5.055%	4.924%	52,307	53,755	42.818%	44.438%	$393,836,488.82	$402,344,582.83	40.779%	42.314%
31-60 Days Delinquent	5.299%	5.657%	1,712	654	1.401%	0.541%	$14,117,907.61	$4,980,983.12	1.462%	0.524%
61-90 Days Delinquent	0.000%	5.712%	—	178	0.000%	0.147%	$—	$1,230,368.40	0.000%	0.129%
91-120 Days Delinquent	0.000%	5.984%	—	114	0.000%	0.094%	$—	$751,061.63	0.000%	0.079%
121-150 Days Delinquent	0.000%	5.955%	—	58	0.000%	0.048%	$—	$399,287.63	0.000%	0.042%
151-180 Days Delinquent	0.000%	4.837%	—	9	0.000%	0.007%	$—	$84,163.26	0.000%	0.009%
> 180 Days Delinquent	0.000%	0.000%	—	—	0.000%	0.000%	$—	$0.00	0.000%	0.000%
Deferment	4.971%	4.920%	53	59	0.043%	0.049%	$704,707.10	$733,177.75	0.073%	0.077%
Forbearance	5.353%	5.417%	5,265	7,593	4.310%	6.277%	$45,942,430.35	$66,380,952.20	4.757%	6.981%

TOTAL REPAYMENT	5.092%	5.005%	59,337	62,420	48.573%	51.601%	$454,601,533.88	$476,904,576.82	47.070%	50.155%

GRAND TOTAL	5.069%	5.012%	122,161	120,967	100.000%	100.000%	$965,794,008.71	$950,860,882.57	100.000%	100.000%

*
Percentages may not total 100% due to rounding

VII.    2003-A    Portfolio Characteristics by School and Program

LOAN TYPE	WAC	# Loans	$ Amount	%
-Signature Loans	5.076%	79,540	$642,782,579.20	67.600%
-Law Loans	4.847%	32,172	212,843,448.82	22.384%
-Med Loans	5.105%	5,730	48,009,610.60	5.049%
-MBA Loans	4.746%	3,525	47,225,243.95	4.967%

-Total	5.012%	120,967	$950,860,882.57	100.000%

*
Percentages may not total 100% due to rounding

VIII.    2003-A    Interest Rate Swap and Cap Calculations

A	Swap Payments
			Counterparty A	Counterparty B
	i	Notional Swap Amount—Aggregate Prime Loans Outstanding	348,009,355	$348,009,355
	Counterparty Pays:
	ii	3 Month Libor	1.22931%	1.22931%
	iii	Gross Swap Receipt Due Trust	$1,128,946.70	$1,128,946.70
	iv	Days in Period 3/13/2003 6/16/2003	95	95
	SLM Private Credit Trust Pays:
	v	Prime Rate (WSJ) Less 2.6100%	1.64000%	1.64000%
	vi	Gross Swap Payment Due Counterparty	$1,469,838.96	$1,469,838.96
	vii	Days in Period 3/13/2003 6/15/2003	94	94
B	Cap Payments
			Cap Calculation
	i	Notional Swap Amount	$620,000,000.00
	Counterparty Pays:
	ii	3 Month Libor (interpolated for first accrual period)	1.22931%
	iii	Cap Rate	4.00000%

	iv	Excess (if any) of Libor over Cap Rate (ii-iii)	0.00000%
	v	Days in Period 3/13/2003 6/16/2003	95
	vi	Cap Payment due Trust	$—

IX.    2003-A    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.003534290	(03/13/03-06/16/03)	1.33931%
B	Class A-2 Interest Rate	0.004405124	(03/13/03-06/16/03)	1.66931%
C	Class B Interest Rate	0.005223179	(03/13/03-06/16/03)	1.97931%
D	Class C Interest Rate	0.007466235	(03/13/03-06/16/03)	2.82931%

X.    2003-A    Inputs From Prior Data    01/27/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$965,794,008.71
	ii	Interest To Be Capitalized	39,386,170.21

	iii	Total Pool	$1,005,180,178.92
	iv	Cash Capitalization Account (CI)	58,502,550.00

	v	Asset Balance	$1,063,682,728.92

B	Total Note and Certificate Factor		1.00000000000
C	Total Note Balance		$1,055,707,000.00
D	Note Balance 3/13/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class B	Class C
	i	Current Factor	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$500,071,000.00	$320,000,000.00	$76,600,000.00	$76,600,000.00	$34,570,000.00	$47,866,000.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
H	Unpaid Primary Servicing Fees from Prior Month(s)							$0.00
I	Unpaid Administration fees from Prior Quarter(s)							$0.00
J	Unpaid Carryover Servicing Fees from Prior Quarter(s)							$0.00

XI.    2003-A    Note Parity Triggers

		Class A	Class B	Class C
Notes Outstanding	3/13/03	$973,271,000	$1,007,841,000	$1,055,707,000
Asset Balance	1/27/03	$1,063,682,729	$1,063,682,729	$1,063,682,729
Pool Balance	5/31/03	$996,815,225	$996,815,225	$996,815,225
Amounts on Deposit*	6/16/03	80,703,373	80,522,808	80,165,429
Total		$1,077,518,598	$1,077,338,033	$1,076,980,654
Are the Notes in Excess of the Asset Balance?		No	No	No
Are the Notes in Excess of the Pool + Amounts on Deposit?		No	No	No
Are the Notes Parity Triggers in Effect?		No	No	No
Class A Enhancement		$90,411,728.92
Specified Class A Enhancement		$158,297,666.29	The greater of 15% of the Asset Balance or the Specified Overcollateralization Amount
Class B Enhancement		$55,841,728.92
Specified Class B Enhancement		$106,850,924.74	The greater of 10.125% of the Asset Balance or the Specified Overcollateralization Amount
Class C Enhancement		$7,975,728.92
Specified Class C Enhancement		$31,659,533.26	The greater of 3% of the Asset Balance or the Specified Overcollateralization Amount

*
Amounts on Deposit in Trust Accounts for the Collection Period after Payment of Section XII Items B through F for the Class A; Items B through H for the Class B; and Items B through J for the Class C

XII.    2003-A    Principal Distribution Calculations

Priority Principal Payments (If Note Parity Triggers are not in effect, go to Regular Principal Distribution below):
i	Is the Class A Note Parity Trigger in Effect?		No
ii	Aggregate A Notes Outstanding	3/13/2003	$973,271,000.00
iii	Asset Balance	5/31/2003	$1,055,317,775.24

iv	First Priority Principal Distribution Amount	6/16/2003	$—
v	Is the Class B Note Parity Trigger in Effect?		No
vi	Aggregate A and B Notes Outstanding	3/13/2003	$1,007,841,000.00
vii	Asset Balance	5/31/2003	$1,055,317,775.24
viii	First Priority Principal Distribution Amount	6/16/2003	$—

ix	Second Priority Principal Distribution Amount	6/16/2003	$—
x	Is the Class C Note Parity Trigger in Effect?		No
xi	Aggregate A, B and C Notes Outstanding	3/13/2003	$1,055,707,000.00
xii	Asset Balance	5/31/2003	$1,055,317,775.24
xiii	First Priority Principal Distribution Amount	6/16/2003	$—
xiv	Second Priority Principal Distribution Amount	6/16/2003	$—

xv	Third Priority Principal Distribution Amount	6/16/2003	$389,224.76
Regular Principal Distribution
i	Aggregate Notes Outstanding	3/13/2003	$1,055,707,000.00
ii	Asset Balance	5/31/2003	$1,055,317,775.24
iii	Specified Overcollateralization Amount	6/16/2003	$21,273,654.58
iv	First Priority Principal Distribution Amount	6/16/2003	$—
v	Second Priority Principal Distribution Amount	6/16/2003	$—
vi	Third Priority Principal Distribution Amount	6/16/2003	$389,224.76
vii	Regular Principal Distribution Amount		$21,273,654.58
Class A Noteholders' Principal Distribution Amounts
i	Has the Stepdown Date Occurred?		No
ii	Asset Balance	5/31/2003	$1,055,317,775.24
iii	85% of Asset Balance	5/31/2003	$897,020,108.95
iv	Specified Overcollateralization Amount	6/16/2003	$21,273,654.58
v	Lesser of (iii) and (ii - iv)		$897,020,108.95
vi	Class A Noteholders' Principal Distribution Amt—Before the Stepdown Date		$21,662,879.34
vii	Class A Noteholders' Principal Distribution Amt—After the Stepdown Date		$—
Class B Noteholders' Principal Distribution Amounts
i	Has the Stepdown Date Occurred?		No
ii	Asset Balance	5/31/2003	$1,055,317,775.24
iii	89.875% of Asset Balance	5/31/2003	$948,466,850.50
iv	Specified Overcollateralization Amount	6/16/2003	$21,273,654.58
v	Lesser of (iii) and (ii - iv)		$948,466,850.50
vi	Class B Noteholders' Principal Distribution Amt—Before the Stepdown Date		$—
vii	Class B Noteholders' Principal Distribution Amt—After the Stepdown Date		$—
Class C Noteholders' Principal Distribution Amounts
i	Has the Stepdown Date Occurred?		No
ii	Asset Balance	5/31/2003	$1,055,317,775.24
iii	97% of Asset Balance	5/31/2003	$1,023,658,241.98
iv	Specified Overcollateralization Amount	6/16/2003	$21,273,654.58
v	Lesser of (iii) and (ii - iv)		$1,023,658,241.98
vi	Class C Noteholders' Principal Distribution Amt—Before the Stepdown Date		$—
vii	Class C Noteholders' Principal Distribution Amt—After the Stepdown Date		$—

XIII.    2003-A    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds ( Sections III-J )		$29,109,881.35	$29,109,881.35
B	Primary Servicing Fees—Current Month plus any Unpaid		$772,344.37	$28,337,536.98
C	Quarterly Administration Fee plus any Unpaid		$20,000.00	$28,317,536.98
D	Auction Fees Due 6/16/2003		$0.00	$28,317,536.98
	Broker/Dealer Fees Due 6/16/2003		$0.00	$28,317,536.98
E	Gross Swap Payment due Counterparty A		$1,469,838.96	$26,847,698.02
	Gross Swap Payment due Counterparty B		$1,469,838.96	$25,377,859.06
F	i	Class A-1 Noteholders' Interest Distribution Amount due 6/16/2003	$1,767,396.07	$23,610,462.99
	ii	Class A-2 Noteholders' Interest Distribution Amount due 6/16/2003	$1,409,639.56	$22,200,823.43
	iii	Class A-3 Noteholders' Interest Distribution Amount due 6/16/2003	$0.00	$22,200,823.43
	iv	Class A-4 Noteholders' Interest Distribution Amount due 6/16/2003	$0.00	$22,200,823.43
	v	Swap Termination Fees due 6/16/2003	$0.00	$22,200,823.43
G	First Priority Principal Distribution Amount—Principal Distribution Account		$0.00	$22,200,823.43
H	Class B Noteholders' Interest Distribuition Amount due 6/16/2003		$180,565.30	$22,020,258.13
I	Second Priority Principal Distribution Amount—Principal Distribution Account		$0.00	$22,020,258.13
J	Class C Noteholders' Interest Distribuition Amount		$357,378.79	$21,662,879.34
K	Third Priority Principal Distribution Amount—Principal Distribution Account		$389,224.76	$21,273,654.58
L	Increase to the Specified Reserve Account Balance		$0.00	$21,273,654.58
M	Regular Principal Distribution Amount—Principal Distribution Account		$21,273,654.58	$0.00
N	Carryover Servicing Fees		$0.00	$0.00
O	Auction Rate Noteholder's Interest Carryover
	i	Class A-3	$0.00	$0.00
	ii	Class A-4	$0.00	$0.00
P	Swap Termination Payments		$0.00	$0.00
Q	Additional Principal Distribution Amount—Principal Distribution Account		$0.00	$0.00
R	Remaining Funds to the Certificateholders		$0.00	$0.00

XIV.    2003-A    Principal Distribution Account Allocations

				Remaining Funds Balance
A	Total from Collection Account		$21,662,879.34	$21,662,879.34
B	i	Class A-1 Principal Distribution Amount Paid	$21,662,879.34	$0.00
	ii	Class A-2 Principal Distribution Amount Paid	$0.00	$0.00
	iii	Class A-3 Principal Distribution Amount Paid (or allocated)	$0.00
	iv	Class A-4 Principal Distribution Amount Paid (or allocated)	$0.00
C	Class B Principal Distribution Amount Paid		$0.00	$0.00
D	Class C Principal Distribution Amount Paid		$0.00	$0.00
E	Remaining Class C Distribution Paid		$0.00	$0.00
F	Remaining Class B Distribution Paid		$0.00	$0.00
G	i	Remaining Class A-1 Distribution Paid	$0.00	$0.00
	ii	Remaining Class A-2 Distribution Paid	$0.00	$0.00
	iii	Remaining Class A-3 Distribution Paid (or allocated)	$0.00	$0.00
	iv	Remaining Class A-4 Distribution Paid (or allocated)	$0.00	$0.00

XV.    2003-A    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class B	Class C
	i	Quarterly Interest Due	$1,767,396.07	$1,409,639.56	$0.00	$0.00	$180,565.30	$357,378.79
	ii	Quarterly Interest Paid	1,767,396.07	1,409,639.56	0.00	0.00	180,565.30	357,378.79

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Interest Carryover Due	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid	0.00	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Distribution Amount	$21,662,879.34	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid (or allocated)	21,662,879.34	0.00	0.00	0.00	0.00	0.00

	ix	Difference	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$23,430,275.41	$1,409,639.56	$0.00	$0.00	$180,565.30	$357,378.79

B	Note Balances			3/13/2003	Paydown Factors	6/16/2003
	i	A-1 Note Balance	78443CAE4	$500,071,000.00		$478,408,120.66
		A-1 Note Pool Factor		1.0000000000	0.0433196073	0.9566803927
	ii	A-2 Note Balance	78443CAF1	$320,000,000.00		$320,000,000.00
		A-2 Note Pool Factor		1.0000000000	0.0000000000	1.0000000000
							Balances	Next ARS Pay Date
	ii	A-3 Note Balance	78443CAJ3	$76,600,000.00		$76,600,000.00	$76,600,000.00	07/10/03
		A-2 Note Pool Factor		1.0000000000	0.0000000000	1.0000000000	1.000000000
	ii	A-4 Note Balance	78443CAK0	$76,600,000.00		76,600,000.00	$76,600,000.00	06/25/03
		A-2 Note Pool Factor		1.0000000000	0.0000000000	1.0000000000	1.000000000
	iii	B Note Balance	78443CAG9	$34,570,000.00		$34,570,000.00
		B Note Pool Factor		1.0000000000	0.0000000000	1.0000000000
	iv	C Note Balance	78443CAH7	$47,866,000.00		$47,866,000.00
		C Note Pool Factor		1.0000000000	0.0000000000	1.0000000000

XVI.    2003-A    Historical Pool Information

		01/27/03-05/31/03
Beginning Student Loan Portfolio Balance		$965,794,008.71

Student Loan Principal Activity
i	Principal Payments Received	$19,739,960.28
ii	Purchases by Servicer (Delinquencies ›180)	79,002.74
iii	Other Servicer Reimbursements	41.49
iv	Seller Reimbursements	134,675.22

v	Total Principal Collections	$19,953,679.73
Student Loan Non-Cash Principal Activity
i	Realized Losses/Loans Charged Off	$—
ii	Capitalized Interest	(4,391,385.55)
iii	Capitalized Insurance Fee	$(458,815.65)
iv	Other Adjustments	(170,352.39)

v	Total Non-Cash Principal Activity	$(5,020,553.59)
(-) Total Student Loan Principal Activity		$14,933,126.14

Student Loan Interest Activity
i	Interest Payments Received	$7,321,995.25
ii	Repurchases by Servicer (Delinquencies ›180)	5,216.47
iii	Other Servicer Reimbursements	0.07
iv	Seller Reimbursements	8,882.55
v	Late Fees	69,417.72
vi	Collection Fees	—

viii	Total Interest Collections	7,405,512.06
Student Loan Non-Cash Interest Activity
i	Realized Losses/Loans Charged Off	$—
ii	Capitalized Interest	4,391,385.55
iii	Other Interest Adjustments	(11,117.42)

iv	Total Non-Cash Interest Adjustments	$4,380,268.13

v	Total Student Loan Interest Activity	$11,785,780.19
(=) Ending Student Loan Portfolio Balance		$950,860,882.57

(+) Interest to be Capitalized		$45,954,342.67

(=) TOTAL POOL		$996,815,225.24

(+) Cash Capitalization Account Balance (CI)		$58,502,550.00

(=) Asset Balance		$1,055,317,775.24

XVII.    2003-A    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Jun-03	$996,815,225	2.20%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.